EXHIBIT 23(A)

                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in this Registration Statement on Form S-8 of Duke Power Company of our report dated February 9, 1996 appearing in the annual report on Form 10-K of Duke Power Company for the year ended December 31, 1995.



DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP




Charlotte, North Carolina
September 16, 1996



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